SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported)  June 13, 1995



                            STOKELY-VAN CAMP, INC.
            (Exact name of Registrant as specified in its charter)



          Indiana             1-2944              35-0690290
          (State or other     (Commission         (I.R.S. Employer
          jurisdiction of     File Number)        Identification No.)
          incorporation)




         Quaker Tower,  P.O. Box 049001, Chicago, Illinois  60604-9001
                   (Address of principal executive offices)

                                 312-222-7111
                (Registrant's telephone number, including area code)























Item 8.  Change in Fiscal Year.

     On June 13, 1995, the Board of Directors of Stokely-Van Camp, Inc. (the "Company") approved a change in the Company's fiscal year end from June 30 to December 31, effective the calendar year beginning January 1, 1996. A six-month fiscal transition period from July 1, 1995 through December 31, 1995 will precede the start of the new calendar-year cycle. The Company will file a Form 10-K no later than March 31, 1996 covering the six-month transition period from July 1, 1995 through December 31, 1995.

































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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUAKER OATS COMPANY



By       Thomas L. Gettings
         Thomas L. Gettings
         Vice President and
         Corporate Controller


Date:  June 27, 1995






















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